Exhibit 10.7

HEALTH SCIENCES ACQUISITIONS CORPORATION
412 West 15th Street, Floor 9
New York, NY 10011

May 9, 2019

Health Sciences Holdings, LLC
412 West 15th Street, Floor 9
New York, NY 10011

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Health Sciences Acquisitions Corporation (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Health Sciences Holdings, LLC (“Health Sciences Holdings”) shall make available to the Company certain office space, secretarial and administrative services as may be required by the Company from time to time, situated at 412 West 19th Street, Floor 9, New York, NY 10011 (or any successor location). In exchange therefore, the Company shall pay Health Sciences Holdings a sum not to exceed $10,000 per month, respectively, on the Effective Date and continuing monthly thereafter until the Termination Date. Health Sciences Holdings hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established by the Company for the benefit of the Company’s public stockholders upon the consummation of the IPO as described in the Registration Statement ( “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

HEALTH SCIENCES ACQUISITIONS CORPORATION

By:	/s/ Roderick Wong
Name: Roderick Wong, MD
Title: President

AGREED TO AND ACCEPTED BY:

HEALTH SCIENCES HOLDINGS, LLC

By:	/s/ Roderick Wong
Name: Roderick Wong, MD
Title: Director